UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2007



                            AMB Financial Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                         0-23182                       35-1905382
  --------                         -------                       ----------
(State or other jurisdiction)   (Commission File No.)       (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:  8230 Hohman Avenue, Munster, IN 46321
                                         -------------------------------------

Registrant's telephone number, including area code:  (219) 836-5870
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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         AMB Financial Corp., (the "Company") the holding company for American
Savings, FSB (the "Bank"), announced that Scott Gyure, Vice President and Chief Financial Officer has taken a temporary medical leave of absence, effective August 14, 2007. The Company has appointed Michael Mellon, Executive Vice President, as the temporary Chief Financial Officer for the Company and the Bank.

         Mr. Mellon has served as an executive for the Company and the Bank since 1993 and has served as Executive Vice President since 2003, prior to that Mr. Mellon served as Vice President. Mr. Mellon is the stepson of the Company's and Bank's President and Chief Executive Officer, Clement B. Knapp, Jr.


Item 9.01       Financial Statements and Exhibits
                ---------------------------------

       (a) Financial Statements of Businesses Acquired. Not applicable.

       (b) Pro Forma Financial Information. Not applicable.

       (c) Shell Company Transactions. Not applicable.

       (d) Exhibits. Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       AMB FINANCIAL CORPORATION


DATE:  August 14, 2007                 By: /s/ Clement B. Knapp, Jr.
                                           -------------------------
                                           Clement B. Knapp, Jr.
                                           President and Chief Executive Officer